LOOMIS SAYLES GLOBAL ALLOCATION FUND
(the “Fund”)
Supplement dated February 24, 2022 to the Loomis Sayles Global Allocation Fund’s Prospectus and Summary Prospectus, each dated February 1, 2022, as may be revised or supplemented from time to time.
Effective immediately, the sub‑section “Principal Investment Strategies” within the “Fund Summary” and the “Investment Goals, Strategies and Risks” section of the Fund’s prospectus are hereby amended to include the following with regard to the Fund:
In assessing both risks and opportunities related to the Fund’s investments, the Adviser seeks to take into account the factors that may influence an investment’s performance over time. This includes material environmental, social, and governance (“ESG”) risks and opportunities (those which could cause a material impact on the value of an investment).
In integrating risks and opportunities into its investment process, the Adviser takes into account ESG factors that it deems may be material to an investment, such as carbon intensity, renewable energy usage from low carbon sources, workplace diversity, and board composition, at all stages of the investment management process, including strategy development, investment analysis and due diligence, and portfolio construction (including at the point where the investment team considers investment opportunities), and as part of its ongoing monitoring and risk analysis.
To the extent that the Adviser concludes that there is an ESG risk associated with an investment, the Adviser assesses the probability and potential impact of that ESG risk against the potential pecuniary advantage to the Fund of making the investment. If the Adviser believes the potential pecuniary advantage outweighs the actual or potential impact of the ESG risk, then the Adviser may still make the investment.
Effective immediately, the following paragraph is added to the “Principal Investment Risks” sub‑section within the “Fund Summary” and the “Investment Goals, Strategies and Risks” section of the Fund’s prospectus:
ESG Risk: Risks related to ESG factors may impact the performance of securities in which the Fund invests. Such ESG factors include, for example, climate change; resource depletion; renewal energy usage; governance, diversity and labor practices; workplace health and safety; supply chain standards; and product health and safety. The companies or issuers in which the Fund invests may not have favorable ESG characteristics.